ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


                            RMBS NEW ISSUE TERM SHEET


                              ACE SECURITIES CORP.
                                    (SELLER)

                     HOME EQUITY LOAN TRUST, SERIES 2001-HE1
                     ASSET BACKED PASS-THROUGH CERTIFICATES


                        WELLS FARGO BANK MINNESOTA, N.A.
                                (MASTER SERVICER)


                             THE MURRAYHILL COMPANY
                            (LOSS MITIGATION ADVISOR)


                          $[735,443,000] (APPROXIMATE)


                                  NOVEMBER 2001


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

The analysis in this report is based on information provided by Ace Securities Corp. (the "Seller"). Deutsche Banc Alex. Brown Inc. ("DBAB") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBAB). DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                   TERM SHEET DATED NOVEMBER 8, 2001
                                                          ACE SECURITIES CORP
                                                HOME EQUITY LOAN TRUST, SERIES 2001-HE1
                                                ASSET BACKED PASS-THROUGH CERTIFICATES
                                                     $[735,443,000] (APPROXIMATE)
                                                          Subject to Revision


     DEPOSITOR:                                         Ace Securities Corp.

     MASTER SERVICER:                                   Wells Fargo Bank Minnesota, N.A.

     SUB-SERVICERS:                                     Wells Fargo Home Mortgage, Inc.,
                                                        Meritech Mortgage Services, Inc.

     ORIGINATORS:                                       Wells Fargo Home Mortgage, Inc.
                                                        New Century Mortgage Corporation
                                                        HomeStar Mortgage Services, LLC.

     TRUSTEE:                                           First Union National Bank

     CUSTODIANS:                                        First Union National Bank
                                                        U.S. Bank National Association

     PMI INSURER:                                       Mortgage Guaranty Insurance Corporation ("MGIC")

     LOSS MITIGATION ADVISOR:                           The Murrayhill Company

     SOLE UNDERWRITER:                                  Deutsche Banc Alex. Brown Inc.


                                     SUMMARY

                                                             EST. PRIN.       EXPECTED
                                               ESTIMATED       WINDOW          FINAL                EXPECTED RATINGS
                    APPROX.                    WAL (YRS)        (MOS)       DISTRIBUTION    MOODY'S        S&P        FITCH
  CLASS             SIZE $            TYPE       CALL           CALL       DATE (TO CALL)
  -----             ------            ----       ----           ----       --------------
A-1                $582,917,000       SEN       2.593           1-82         Sept 2008        Aaa          AAA         AAA
A-2                $111,874,000       SEN       2.588           1-82         Sept 2008        Aaa          AAA         AAA
A-IO               $184,785,000 (1)    IO       1.114 (2)      1-33 (3)       Aug 2004        Aaa          AAA         AAA
M-1                 $22,174,000       SUB       4.634          37-82         Sept 2008        Aa2          AA          AA
M-2                 $11,087,000       SUB       4.509          37-82         Sept 2008         A2           A           A
M-3                  $7,391,000       SUB       3.661          37-64          Mar 2007        Baa2         BBB         BBB
TOTAL              $735,443,000
(1)      Notional balance according to schedule provided herein.
(2)      Modified duration (yrs).
(3)      Interest payment window.


PRICING SPEED:                28% CPR

DELIVERY:                     Book-entry form through DTC/Euroclear/Clearstream


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                 TERMS

OFFERED CERTIFICATES:            Approximately  $[582,917,000]  floating rate Class A-1 Certificates,  $[111,874,000] floating rate Class A-2 Certificates,  $[184,785,000] Class A-IO Certificates,  $[22,174,000] floating rate  Class  M-1  Certificates,  $[11,087,000]  floating  rate  Class  M-2  Certificates  and
                                 $[7,391,000]  floating rate Class M-3  Certificates.  The  pass-through  rates on the Offered
                                 Certificates  (other  than the Class A-IO) will be the lesser of (i)  One-Month  LIBOR plus a margin and (ii) the Net WAC  Pass-Through  Rate. The Class M Certificates  will be considered
                                 "Subordinate Certificates".

THE MORTGAGE LOANS:              The  information  presented  in this  Term  Sheet  is based on  balances  as of the  close of business on the Cut-off Date Date. The Mortgage  Loans consist of fixed and adjustable  rate, fully amortizing and balloon,  one-to  four-family,  first lien  residential  mortgage loans.
                                 The  Mortgage   Loans  will  consist  of  [6,065]   loans,   with  a  principal   balance  of
                                 $[739,139,652].  The Mortgage  Loans will be broken into two groups based on loan balances at origination.  Group I will consist of [5,713]  loans with an aggregate  principal  balance of
                                 [$620,125,240]  and has original  principal  balances  that conform to Fannie Mae and Freddie
                                 Mac  principal  balance  limits . Group II will  consist  of [352]  loans  with an  aggregate principal  balance of [$119,014,412]  and predominantly  consists of loans that have original
                                 principal   balances  that  do  not  conform  to  Freddie  Mac  principal   balance   limits.
                                 Approximately  [71.92]% of the Group I loans and approximately [79.28]% of the Group II loans will be covered by mortgage insurance provided by Mortgage Guaranty Insurance Corporation.

DEPOSITOR:                       Ace Securities Corp.

MASTER SERVICER:                 Wells Fargo Bank Minnesota, N.A.

SUB-SERVICERS:                   Wells Fargo Home Mortgage Inc., and Meritech Mortgage Services, Inc.*
                                 *The HomeStar originated Mortgage Loans will be
                                 transferred to Meritech Mortgage Services, Inc.
                                 following the Expected Closing. It is
                                 anticipated that the transfer will occur no
                                 later than December 14, 2001.

TRUSTEE:                         First Union National Bank

CUSTODIANS:                      First Union National Bank, U.S. Bank National Association

PMI INSURER:                     Mortgage Guaranty Insurance Corporation ("MGIC")

LOSS MITIGATION ADVISOR:         The Murrayhill Company

CUT-OFF DATE:                    November 1, 2001

EXPECTED PRICING:                Week of November [12], 2001

EXPECTED CLOSING:                On or about November [20], 2001

RECORD DATE:                     The first Record Date for the Offered  Certificates  will be the Closing Date.  For all other
                                 Record  Dates,  the  business  day  immediately  preceding  the  distribution  date  for  all certificates  other than the Class  A-IO.  The last day of the  previous  month for the Class
                                 A-IO.

DISTRIBUTION DATE:               The 20th day of each month (or if such 20th day is not a business  day,  the next  succeeding business day) commencing in December 2001.

DETERMINATION DATE:              The  Determination  Date with  respect to any  Distribution  Date is on the [10th] day of the
                                 month in which the  Distribution  Date  occurs or, if such day is not a business  day, on the immediately preceding business day.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

DUE PERIOD:                      The Due Period with respect to any Distribution Date commences on the second day of the month immediately  preceding the month in which the Distribution  Date occurs and ends on the first day of the month in which the Distribution Date occurs.

PREPAYMENT PERIOD:               The Prepayment  Period with respect to any Distribution  Date commences on the  Determination
                                 Date in the month prior to the month in which such  Distribution  Date occurs and ends on the day prior to the  Determination  Date in the month in which  such  Distribution  Date  occurs
                                 (except that the first Prepayment Period will commence on the Cut-off Date).

INTEREST ACCRUAL PERIOD:         Interest will initially accrue on all certificates other than the Class A-IO from the Closing
                                 Date to (but  excluding)  the  first  Distribution  Date,  and  thereafter,  from  the  prior
                                 Distribution  Date to (but excluding) the current  Distribution  Date on an actual/360 basis.
                                 These  Certificates  will initially  settle flat (no accrued  interest).  The Class A-IO will accrue  interest  during the  calendar  month  immediately  preceding  the month in which the
                                 Distribution Date occurs on a 30/360 basis (19 day delay).

PREPAYMENT ASSUMPTION:           The Class A and Class M  Certificates  will be priced  assuming a 28% CPR throughout the life of the collateral.

ADMINISTRATIVE FEES:             The Master  Servicer,  Sub-Servicers,  Loss  Mitigation  Advisor and Custodians  will be paid monthly  fees on the  outstanding  principal  balance of the  Mortgage  Loans.  The  Mortgage
                                 Insurer  will be paid  monthly  fees on the  outstanding  principal  balance  of the  insured
                                 Mortgage  Loans   (approximately   [73.11%]  of  all  of  the  Mortgage  Loans).  These  fees
                                 ("Administrative  Fees"),  including the mortgage insurance premium initially  aggregate to a weighted average cost of approximately [150.18%] basis points for the Mortgage Loans.

OPTIONAL TERMINATION:            On any  distribution  date on  which  the  aggregate  outstanding  principal  balance  of the mortgage  loans  as of the  related  determination  date is  less  than  sum of 10% of  their aggregate  outstanding  principal  balance as of the Cut-off Date, the owner of a non-offered subordinate  certificate  will have the  option  to  purchase  from the  trust all  remaining mortgage loans causing an early retirement of the certificates;  provided,  however,  that if the owner of such  non-offered  subordinate  certificate is an affiliate of the Seller,  such owner  will not have the  option to  purchase  from the trust all  remaining  mortgage  loans causing an early retirement of the certificates.

CREDIT ENHANCEMENT:              1) Mortgage insurance
                                 2) Excess interest
                                 3) Overcollateralization
                                 4) Subordination

MORTGAGE INSURANCE:              As of the Cut-off  Date,  approximately  [73.11%] of the Mortgage  Loans will be covered by a lender-paid  mortgage  insurance  policy issued by Mortgage  Guaranty  Insurance  Corporation
                                 ("MGIC").  MGIC will  provide  insurance  coverage  down to 50% of the  value of the  related mortgaged  property for the Wells Fargo Home  Mortgage,  Inc.  originated  mortgage loans and down to 60% of the value of the  related  mortgaged  property  for the New  Century  Mortgage
                                 Corporation and HomeStar Mortgage  Services,  LLC originated  mortgage loans,  subject to the exclusions and limitations set forth in the related mortgage insurance policy.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION:           Overcollateralization  refers to the amount by which the aggregate  principal  balance of the
                                 Mortgage Loans exceeds the certificate  principal  balance of the  certificates.  This excess
                                 (the  "Overcollateralization  Amount") is intended to protect the certificate holders against shortfalls in payments on the  certificates.  The required  Overcollateralization  Amount for the Certificates,  which will be fully established at issuance,  is anticipated to be [0.50]%
                                 of the  original  pool  balance.  If,  due to  losses,  the  Overcollateralization  Amount is reduced below  [0.50]%,  excess  spread,  if any is  available,  will be applied to first pay
                                 Class  A  principal,  and  then  Class  M  principal,  in  order  to  maintain  the  required
                                 Overcollateralization Amount.

OVERCOLLATERALIZATION            After the Stepdown  Date, the  overcollateralization  amount will be allowed to be reduced to
STEPDOWN:                        [1.00]%  of  the  then  current  balance  of  the  mortgage  pool,  subject  to  a  floor  of
                                 $[3,695,698], but only in the event that a Trigger Event has not occurred.

OVERCOLLATERALIZATION INCREASE   On any  Distribution  Date, any amount of Net Monthly Excess Cashflow  actually applied as an
AMOUNT:                          accelerated  payment of  principal to the extent the  required  Overcollateralization  Amount exceeds the current Overcollateralization Amount.

OVERCOLLATERALIZATION            With respect to each such Distribution  Date, the Group I Principal  Distribution  Amount and
REDUCTION AMOUNT:                the Group II Principal  Distribution  Amount will each be reduced by an allocated  portion of
                                 the  amount  by  which  the  current   Overcollateralization   Amount  exceeds  the  required
                                 Overcollateralization Amount

INITIAL CREDIT ENHANCEMENT       The Credit  Enhancement  Percentage for any class and any Distribution Date is the percentage
PERCENTAGE:                      obtained by dividing (x) the aggregate  Certificate Principal Balance of the class or classes subordinate thereto by (y) the aggregate principal balance of the Mortgage Loans,  calculated after taking into account  distributions  of principal on the Mortgage Loans and distribution of the  Principal  Distribution  Amount to the holders of the  certificates  then entitled to distributions of principal on the Distribution Date.

                                                                INITIAL ENHANCEMENT PERCENTAGE
                                             CLASS                        RATING                          PERCENT
                                             -----                        ------                          -------
                                        A-1, A-2, A-IO                Aaa / AAA / AAA                     [6.00]%
                                              M-1                      Aa2 / AA / AA                      [3.00]%
                                              M-2                       A2 / A / A                        [1.50]%
                                              M-3                    Baa2 / BBB / BBB                     [0.50]%

BASIS RISK SHORTFALL:            Because the mortgage rates are either fixed rate,  based on 6 month LIBOR, or based on 1 year
                                 CMT, and some loans may have delayed first  adjustments,  and the  pass-through  rates on the
                                 Offered  Certificates  are  based  on  one  month  LIBOR,  the  limitations  of the  Net  WAC
                                 Pass-Through  Rate could result in  shortfalls of interest  otherwise  payable to the Offered
                                 Certificates  in  certain  periods.  This may also occur if 6 month  LIBOR and 1 month  LIBOR rise quickly  since the Mortgage  Pool cash flows are  constrained  by interim caps. If basis risk interest  shortfalls  occur,  they will be carried forward at their  applicable rate and such shortfalls will be paid on a subordinated  basis on the same Distribution Date or in any subsequent period.  Such shortfalls will accrue interest at the related pass-through rate.

STEPDOWN DATE:                   Is the  earlier  of (i) the  first  Distribution  Date on  which  the  Certificate  Principal
                                 Balances of the Class A  Certificates  have been  reduced to zero and (ii) the later to occur of (x) the Distribution  Date occurring in December 2004 and (y) the first  Distribution Date on which the Credit  Enhancement  Percentage  (calculated  for this purpose only after taking into account  distributions of principal on the Mortgage Loans, but prior to any distribution of the  Principal  Distribution  Amount to the holders of the  Certificates  then entitled to distributions  of  principal  on  such  Distribution  Date)  is  greater  than  or  equal  to approximately [12.00]%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

EXPENSE ADJUSTED NET
MORTGAGE RATE:                   For any  Mortgage  Loan for any  Distribution  Date  shall be a per annum  rate  equal to the applicable  Mortgage Rate for such  Mortgage Loan as of the first day of the month  preceding the month in which such Distribution Date occurs minus the sum of (i) the Administrative Fees and (ii) the Mortgage Insurance fees, if any.

AVAILABLE DISTRIBUTION AMOUNT:   For  any  Distribution  Date,  equal  to the  sum,  net of the  Administrative  Fees  and the
                                 insurance  premiums,  of an amount equal to (i) the  aggregate  amount of  scheduled  monthly payments on the  Mortgage  Loans due on the related Due Date and  received on or prior to the related  Determination  Date,  (ii)  unscheduled  payments in respect of the  Mortgage  Loans
                                 (including   prepayments,   insurance  proceeds,   liquidation  proceeds  and  proceeds  from
                                 repurchases  of and  substitutions  for the Mortgage  Loans  occurring  during the Prepayment
                                 Period),  (iii)  all P&I  Advances  with  respect  to the  Mortgage  Loans  received  for the
                                 Distribution Date and, (iv) all compensating  interest paid by the Master Servicer in respect of prepayment interest shortfalls for the related period.

NET WAC PASS-THROUGH RATE:       With respect to each Class of Offered  Certificates  and any  Distribution  Date, a per annum rate  (subject  to  adjustment  based on the actual  number of days  elapsed  in the  related
                                 Interest Accrual Period) equal to (i) for each  Distribution  Date occurring during the first through the  thirty-third  month  following  the Closing  Date,  the weighted  average of the
                                 Expense Adjusted Net Mortgage Rate of the Mortgage Loans adjusted for interest payable to the
                                 Class A-IO  Certificates,  and (ii) thereafter,  the weighted average of the Expense Adjusted
                                 Net Mortgage Rate of the Mortgage Loans.

INTEREST DISTRIBUTIONS:          On each  Distribution  Date,  the Class A-IO  Certificate  shall be entitled to the  Interest
                                 Distribution  Amount with respect to such class from the Group I Interest  Remittance  Amount and the Group II Interest  Remittance Amount in proportion to the amount of interest received or advanced for each such group.

                                 On  each  Distribution  Date,  the  remaining  Group I  Interest  Remittance  Amount  will be distributed in the following order of priority:

                                     FIRST, to the holders of the Class A-1  Certificates,  the Senior  Interest  Distribution
                                        Amount for such class; and
                                     SECOND, to the holders of the Class A-2
                                        Certificates, the Senior Interest
                                        Distribution Amount for such class, to
                                        the extent remaining unpaid after the
                                        distribution of the remaining Group II
                                        Interest Remittance Amount as described
                                        below.

                                 On each Distribution Date, the remaining Group
                                 II Interest Remittance Amount will be
                                 distributed in the following order of priority:

                                      FIRST, to the holders of the Class A-2  Certificates,  the Senior Interest  Distribution
                                        Amount for such class; and
                                      SECOND, to the holders of the Class A-1
                                        Certificates, the Senior Interest
                                        Distribution Amount for such class, to
                                        the extent remaining unpaid after the
                                        distribution of the remaining Group I
                                        Interest Remittance Amount as described
                                        above.

                                 On each Distribution Date, following the distributions of interest to the holders of the Class A-IO and Class A Certificates, any Group
                                 I Interest Remittance Amount and any Group II
                                 Interest Remittance Amount remaining will be distributed in the following order of priority:

                                      FIRST, to the holders of the Class M-1 Certificates,  the Interest  Distribution  Amount
                                        for such class;
                                      SECOND, to the holders of the Class M-2 Certificates,  the Interest  Distribution Amount
                                        for such class; and
                                      THIRD, to the holders of the Class M-3
                                        Certificates, the Interest Distribution
                                        Amount for such class.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

GROUP I INTEREST REMITTANCE      For any  Distribution  Date is that  portion of the  Available  Distribution  Amount for such
AMOUNT:                          Distribution  Date that  represents  interest  received  or  advanced on the Group I Mortgage
                                 Loans.

GROUP II INTEREST REMITTANCE     For any  Distribution  Date is that  portion of the  Available  Distribution  Amount for such
AMOUNT:                          Distribution  Date that  represents  interest  received  or advanced on the Group II Mortgage
                                 Loans.

SENIOR INTEREST DISTRIBUTION     For either class of Class A Certificates and the Class A-IO  Certificates on any Distribution
AMOUNT:                          Date is equal to the sum of the Interest  Distribution  Amount for such Distribution Date for such class and the Interest Carry Forward
                                 Amount, if any, for such Distribution Date for
                                 such class.

INTEREST DISTRIBUTION AMOUNT:    For the  Offered  Certificates  of any class on any  Distribution  Date is equal to  interest accrued during the related Interest Accrual Period on the certificate  principal balance (or, with respect to the Class A-IO,  the  notional  balance) of that class  immediately  prior to such Distribution  Date at the then applicable  pass-through rate for such class, and reduced
                                 (to not less than zero), in the case of each such class, by the allocable  share, if any, for such class of  prepayment  interest  shortfalls  to the extent  not  covered by  compensating interest paid by the Master  Servicer or  Sub-servicers  and  shortfalls  resulting  from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

CLASS A-IO NOTIONAL BALANCE:     For any Distribution Date is equal to the lesser of (i) the notional balance set forth in the table  entitled  "IO  Notional  Balance  Schedule"  attached  hereto  and (ii) the  aggregate outstanding  principal  balance of the Mortgage  Loans having  Expense  Adjusted Net Mortgage
                                 Rates which are equal to or in excess of [6.00]% per annum.

INTEREST CARRY FORWARD AMOUNT:   With  respect  to  any  Distribution   Date,  to  the  extent  that  the  aggregate  Interest
                                 Distribution  Amount exceeds the sum of the Group I Interest  Remittance Amount and the Group
                                 II Interest  Remittance Amount, a shortfall in interest  distributions on one or more classes of Offered  Certificates will result.  With respect to any class of the Offered  Certificates and any Distribution  Date an amount, if any, by which the Interest  Distribution  Amount for such class of  Certificates  for the  immediately  preceding  Distribution  Date exceeded the actual amount  distributed on such  Certificates  in respect of interest on such  immediately preceding  Distribution Date, together with any Interest Carry Forward Amount with respect to such Certificates  remaining unpaid from the previous Distribution Date plus interest accrued thereon at the related  pass-through  rate on such  certificates  for the most recently ended
                                 Interest Accrual Period.

NET MONTHLY EXCESS CASHFLOW:     For any  Distribution  Date is  equal to the sum of (a) any  Overcollateralization  Reduction
                                 Amount  and (b) the excess of (x) the  Available  Distribution  Amount for such  Distribution
                                 Date over (y) the sum for such Distribution Date of the Senior Interest  Distribution Amounts
                                 payable to the holders of the Class A  Certificates  and the  Interest  Distribution  Amounts
                                 payable to the holders of the Subordinate  Certificates and the sum of the amounts  described in clauses (i) through (iii) of the definition of Group I Principal  Distribution  Amount and the amounts  described in clauses (i) through  (iii) of the  definition of Group II Principal
                                 Distribution Amount.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

GROUP I PRINCIPAL
DISTRIBUTION AMOUNT:        The sum of (but will not be less than zero):
                            (i)   the principal  portion of all scheduled  monthly  payments on the Group I Mortgage Loans due during  the  related  Due  Period,  whether  or not  received  on or  prior  to the  related
                                  Determination Date;

                            (ii)  the  principal  portion of all proceeds  received in respect of the  repurchase of a Group I
                                  Mortgage Loan (or, in the case of a substitution,  certain amounts  representing a principal adjustment) as required by the Agreement during the related Prepayment Period;

                            (iii) the principal portion of all other unscheduled  collections,  including  insurance proceeds, liquidation  proceeds and all full and partial  principal  prepayments,  received during the related  Prepayment  Period, to the extent applied as recoveries of principal on the Group I
                                  Mortgage Loans;
                            (iv)  the Class A-1 Allocation Percentage of the principal portion of any Realized Losses incurred on any of the Mortgage  Loans in Group I in the calendar month  preceding such  Distribution
                                  Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date; and
                            (v)   the Class A-1  Allocation  Percentage  of the amount of any  Overcollateralization  Increase
                                  Amount for such Distribution Date; MINUS
                            (vi)  the Class A-1  Allocation  Percentage of the amount of any  Overcollateralization  Reduction
                                  Amount for such Distribution Date.

GROUP II PRINCIPAL          The sum of (but will not be less than zero):
DISTRIBUTION AMOUNT:        (i)   the principal  portion of all scheduled  monthly payments on the Group II Mortgage Loans due during  the  related  Due  Period,  whether  or not  received  on or  prior  to the  related
                                  Determination Date;

                            (ii)  the principal  portion of all proceeds  received in respect of the  repurchase of a Group II
                                  Mortgage Loan (or, in the case of a substitution,  certain amounts  representing a principal adjustment) as required by the Agreement during the related Prepayment Period;

                            (iii) the principal portion of all other unscheduled  collections,  including  insurance proceeds, liquidation  proceeds and all full and partial  principal  prepayments,  received during the related  Prepayment Period, to the extent applied as recoveries of principal on the Group II
                                  Mortgage Loans;

                            (iv)  the Class A-2 Allocation Percentage of the principal portion of any Realized Losses incurred on any of the Mortgage Loans in Group II in the calendar month  preceding such  Distribution
                                  Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date; and

                            (v)   the Class A-2  Allocation  Percentage  of the amount of any  Overcollateralization  Increase
                                  Amount for such Distribution Date; MINUS

                            (vi)  the Class A-2  Allocation  Percentage of the amount of any  Overcollateralization  Reduction
                                  Amount for such Distribution Date.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

-------------------------------- ----------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTIONS:         A. On each  Distribution  Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect,
                                     I. The Group I Principal  Distribution  Amount will be distributed in the following order of priority:
                                          FIRST, to the holders of the Class A-1 Certificates, until the Certificate Principal
                                          Balance of the Class A-1 Certificates has been reduced to zero; and
                                          SECOND, to the holders of the Class A-2 Certificates,  after taking into account the distribution of the Group II Principal Distribution Amount as described below, until the Certificate  Principal Balance of the Class A-2 Certificates has been reduced to zero.
                                     II.  The Group II  Principal  Distribution  Amount will be  distributed  in the  following order of priority:
                                          FIRST, to the holders of the Class A-2 Certificates, until the Certificate Principal
                                          Balance of the Class A-2 Certificates has been reduced to zero; and
                                          SECOND, to the holders of the Class A-1 Certificates,  after taking into account the distribution of the Group I Principal  Distribution Amount as described above, until the Certificate  Principal Balance of the Class A-1 Certificates has been reduced to zero.
                                     III. Any Group I Principal  Distribution  Amount and any Group II Principal  Distribution
                                          Amount remaining after the  distributions  described in A.I. and A.II. above will be distributed in the following order of priority:
                                          FIRST, to the holders of the Class M-1 Certificates, until the Certificate Principal
                                          Balance of the Class M-1 Certificates has been reduced to zero;
                                          SECOND,  to the  holders  of the  Class  M-2  Certificates,  until  the  Certificate
                                          Principal Balance of the Class M-2 Certificates has been reduced to zero; and
                                          THIRD, to the holders of the Class M-3 Certificates, until the Certificate Principal
                                          Balance of the Class M-3 Certificates has been reduced to zero.

                                 B.  On each  Distribution  Date on or after the Stepdown  Date on which a Trigger Event is not in effect,
                                     I. The Group I Principal  Distribution  Amount will be distributed in the following order of priority:
                                          FIRST,  to the holders of the Class A-1  Certificates,  up to an amount equal to the
                                          Class A-1 Principal  Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

                                          SECOND,  to  the  extent  of  the  portion,  if  any,  of the  Class  A-1  Principal
                                          Distribution Amount remaining  undistributed pursuant to clause B.I. first above, to
                                          the  holders  of  the  Class  A-2  Certificates,   after  taking  into  account  the
                                          distribution  of the Group II  Principal  Distribution  Amount as described in B.II.
                                          below,  until the Certificate  Principal  Balance of the Class A-2  Certificates has
                                          been reduced to zero; and

                                          THIRD, to the holders of the Class A-2  Certificates,  after taking into account the distribution  of the Group II  Principal  Distribution  Amount as described in B.II.
                                          below and the distribution,  if any, described in clause B.I. second above, up to an amount equal to the Class A-2 Principal  Distribution  Amount, until the Certificate
                                          Principal Balance of the Class A-2 Certificates has been reduced to zero.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS              II. The Group II  Principal  Distribution  Amount will be  distributed  in the  following
(CONTINUED):                             order of priority:
                                          FIRST,  to the holders of the Class A-2  Certificates,  up to an amount equal to the
                                          Class A-2 Principal  Distribution Amount, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;
                                          SECOND,  to  the  extent  of  the  portion,  if  any,  of the  Class  A-2  Principal
                                          Distribution Amount remaining undistributed pursuant to clause B.II. first above, to
                                          the  holders  of  the  Class  A-1  Certificates,   after  taking  into  account  the
                                          distribution  of the Group I  Principal  Distribution  Amount as  described  in B.I.
                                          above,  until the Certificate  Principal  Balance of the Class A-1  Certificates has
                                          been reduced to zero; and
                                          THIRD, to the holders of the Class A-1  Certificates,  after taking into account the distribution of the Group I Principal Distribution Amount as described in B.I. above and the  distribution,  if any,  described in clause B.II.  second  above,  up to an amount equal to the Class A-1 Principal  Distribution  Amount, until the Certificate
                                          Principal Balance of the Class A-1 Certificates has been reduced to zero.
                                     III. Any Group I Principal  Distribution  Amount and any Group II Principal  Distribution
                                          Amount  remaining after the  distributions  described in B.I. and B.II.  above will be distributed in the following order of priority:
                                          FIRST,  to the holders of the Class M-1  Certificates,  up to an amount equal to the
                                          Class M-1 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;
                                          SECOND, to the holders of the Class M-2  Certificates,  up to an amount equal to the
                                          Class M-2 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; and
                                          THIRD,  to the holders of the Class M-3  Certificates,  up to an amount equal to the
                                          Class M-3 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero.

                                 The allocation of  distributions  in respect of principal to the Class A Certificates on each
                                 Distribution  Date  (a)  prior  to the  Stepdown  Date or (b) on which a  Trigger  Event  has occurred,  will have the effect of accelerating  the amortization of the Class A Certificates while, in the absence of Realized Losses,  increasing the respective  percentage  interest in the  principal  balance of the  Mortgage  Loans  evidenced by the  Subordinate  Certificates.
                                 Increasing the respective  percentage  interest in the Trust of the Subordinate  Certificates relative to that of the Class A Certificates is intended to preserve the  availability of the subordination provided by the Subordinate Certificates.

CLASS A-1 ALLOCATION             For any Distribution Date is the percentage equivalent of a fraction,  the numerator of which
PERCENTAGE:                      is (x) the aggregate of the amounts  described in clauses (i) through (iii) of the definition of Group I Principal  Distribution  Amount  above,  and the  denominator  of which is (y) the aggregate of the amounts  described in clauses (i) through (iii) of the definition of Group I
                                 Principal  Distribution  Amount above and in clauses (i) through  (iii) of the  definition of
                                 Group II Principal Distribution Amount above.

CLASS A-2 ALLOCATION             For any Distribution Date is the percentage equivalent of a fraction,  the numerator of which
PERCENTAGE:                      is (x) the aggregate of the amounts  described in clauses (i) through (iii) of the definition of Group II Principal  Distribution  Amount above,  and the  denominator  of which is (y) the aggregate of the amounts  described in clauses (i) through (iii) of the definition of Group I
                                 Principal  Distribution  Amount above and in clauses (i) through  (iii) of the  definition of
                                 Group II Principal Distribution Amount above.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

CLASS A-1 PRINCIPAL
DISTRIBUTION AMOUNT:             For any Distribution  Date is an amount equal to the excess of (x) the Certificate  Principal
                                 Balance of the Class A-1 Certificates  immediately  prior to such  Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately  [88.00]% and (ii) the aggregate principal balance of the Group I Mortgage  Loans as of the last day of the  related  Due Period  (after giving effect to scheduled  payments of principal  due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate  principal balance of the Group I Mortgage
                                 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of  principal  due during the related Due Period,  to the extent  received or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) minus approximately $[3,100,626].

CLASS A-2 PRINCIPAL
DISTRIBUTION AMOUNT:             For any Distribution  Date is an amount equal to the excess of (x) the Certificate  Principal
                                 Balance of the Class A-2 Certificates  immediately  prior to such  Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately  [88.00]% and (ii) the aggregate principal balance of the Group II Mortgage  Loans as of the last day of the  related Due Period  (after giving effect to scheduled  payments of principal  due during the related Due Period,  to the extent  received or advanced,  and unscheduled  collections of principal  received during the related Prepayment  Period) and (B) the aggregate  principal balance of the Group II Mortgage
                                 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of  principal  due during the related Due Period,  to the extent  received or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) minus approximately $[595,072].

CLASS M-1 PRINCIPAL              For  any  Distribution  Date  is an  amount  equal  to the  excess  of (x) the sum of (i) the
DISTRIBUTION AMOUNT:             Certificate  Principal  Balances of the Class A  Certificates  (after taking into account the payment  of the  Class  A-1  Principal  Distribution  Amount  and  the  Class  A-2  Principal
                                 Distribution Amount on such Distribution Date) and (ii) the Certificate  Principal Balance of
                                 the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately [94.00]% and (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled  collections of principal  received during the related Prepayment Period) and
                                 (B) the aggregate  principal  balance of the Mortgage Loans as of the last day of the related
                                 Due Period (after giving effect to scheduled payments of principal due during the related Due
                                 Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $[3,695,698].

CLASS M-2 PRINCIPAL              For  any  Distribution  Date  is an  amount  equal  to the  excess  of (x) the sum of (i) the
DISTRIBUTION AMOUNT:             Certificate  Principal  Balances of the Class A  Certificates  (after taking into account the payment  of the  Class  A-1  Principal  Distribution  Amount  and  the  Class  A-2  Principal
                                 Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the
                                 Class M-1  Certificates  (after  taking into  account the payment of the Class M-1  Principal
                                 Distribution  Amount on such date) and (iii) the Certificate  Principal  Balance of the Class
                                 M-2 Certificates  immediately  prior to such Distribution Date over (y) the lesser of (A) the product  of (i)  approximately  [97.00]%  and (ii) the  aggregate  principal  balance  of the
                                 Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled  collections of principal  received during the related Prepayment Period) and
                                 (B) the aggregate  principal  balance of the Mortgage Loans as of the last day of the related
                                 Due Period (after giving effect to scheduled payments of principal due during the related Due
                                 Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $[3,695,698].

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              For  any  Distribution  Date  is an  amount  equal  to the  excess  of (x) the sum of (i) the
DISTRIBUTION AMOUNT:             Certificate  Principal  Balances of the Class A  Certificates  (after taking into account the payment  of the  Class  A-1  Principal  Distribution  Amount  and  the  Class  A-2  Principal
                                 Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the
                                 Class M-1  Certificates  (after  taking into  account the payment of the Class M-1  Principal
                                 Distribution  Amount on such date), (iii) the Certificate  Principal Balance of the Class M-2
                                 Certificates  (after taking into account the payment of the Class M-2 Principal  Distribution
                                 Amount on such date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates
                                 immediately  prior to such  Distribution  Date over (y) the lesser of (A) the  product of (i)
                                 approximately  [99.00]% and (ii) the aggregate  principal balance of the Mortgage Loans as of the last day of the  related  Due  Period  (after  giving  effect to  scheduled  payments  of principal  due during the  related  Due  Period,  to the extent  received  or  advanced,  and unscheduled  collections of principal  received during the related Prepayment Period) and (B)
                                 the aggregate  principal  balance of the Mortgage Loans as of the last day of the related Due
                                 Period  (after  giving  effect to scheduled  payments of principal due during the related Due
                                 Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $[3,695,698].

TRIGGER EVENT:                   With  respect  to any  Distribution  Date,  a Trigger  Event is in  effect if the  percentage obtained by dividing (i) the principal amount of Mortgage Loans delinquent 60 days or more by
                                 (ii) the aggregate  principal balance of the Mortgage Loans, in each case, as of the last day of the  previous  calendar  month  exceeds the lesser of (x) [50]% of the Credit  Enhancement
                                 Percentage and (y) [6.00]%.

CREDIT ENHANCEMENT PERCENTAGE:   For  any  Distribution  Date  is the  percentage  obtained  by  dividing  (x)  the  aggregate
                                 Certificate Principal Balance of the Subordinate  Certificates and the  Overcollateralization
                                 Amount by (y) the aggregate principal balance of the Mortgage Loans,  calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Group I
                                 Principal  Distribution Amount and the Group II Principal  Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

COUPON STEP-UP:                  After the  optional  termination  date,  the  margins  on the Class A-1 and A-2  coupon  will increase  [100]% and the margins on the Class M-1, M-2 and M-3 coupon will increase by [50]%, subject to the Net WAC Pass-Through Rate.

SERVICING ADVANCES:              The  Sub-servicers  will collect  monthly  payments of principal and interest on the mortgage loans and will be obligated to make  advances of  delinquent  monthly  principal and interest payments and then remit such collections and any required  delinquency advances to the Master
                                 Servicer.  The Master  Servicer will be obligated to make any required  delinquency  advances if the  applicable  Sub-servicer  fails in its  obligation to do so. The Master  Servicer and
                                 Sub-servicers  are required to advance  delinquent  payments of principal and interest on the mortgage loans only to the extent such amounts are deemed  recoverable.  The Master  Servicer
                                 Sub-servicers are entitled to be reimbursed for these advances,  and therefore these advances are not a form of credit enhancement.

SOURCE FOR CALCULATION OF        Telerate page [3750].
ONE-MONTH LIBOR:


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

ERISA:                           Subject to certain conditions,  the offered certificates are expected to be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences  under ERISA and the Internal  Revenue Code of an ERISA Plan's  acquisition  and ownership of such Certificates.

SMMEA:                           The AAA and AA rated  Certificates are expected to constitute  "mortgage related  securities"
                                 for the purposes of the Secondary  Mortgage Market  Enhancement Act of 1984 ("SMMEA").  Other
                                 classes will not be SMMEA eligible.

TAXATION - REMIC:                The Trust will be established as one or more REMICs for federal income tax purposes.

RATINGS:                         It is a condition to the issuance of the Class A  Certificates  that they receive  ratings of
                                 "AAA" if rated by Standard & Poor's,  a division of the McGraw Hill Companies,  Inc.  ("S&P")
                                 and Fitch Inc ("Fitch") and "Aaa" if rated by Moody's Investors  Service,  Inc.  ("Moody's");
                                 that the Class M-1 Certificates  receive a rating of "AA" if rated by S&P and Fitch and "Aa2"
                                 if rated by Moody's;  that the M-2 Certificates  receive a rating of at least "A" if rated by
                                 S&P and Fitch and "A2" if rated by  Moody's;  and that the Class M-3  Certificates  receive a rating of at least "BBB" if rated by S&P and Fitch and "Baa2" if rated by Moody's.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:           $25,000 and integral multiples of $1 in excess thereof.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                     DESCRIPTION OF THE COLLATERAL
                                                       (AS OF THE CUT-OFF DATE)



                                                        SUMMARY - COMBINED POOL
Number of Mortgage Loans:                                6,065  Weighted Average FICO Score:                             603
Aggregate Principal Balance:                   $739,139,651.93  Index Type:
Conforming Principal Balance Loans:                     83.90%        6 Month LIBOR:                                  72.57%
Average Principal Balance:                         $121,869.69        Fixed Rate:                                     19.18%
     Range:                                        $6,986.61 -        1 Year Treasury:                                 8.25%
                                                   $568,705.80
Weighted Average Coupon:                                9.959%  Weighted Average Initial Periodic Cap:                2.832%
     Range:                                   6.000% - 14.625%  Weighted Average Subsequent Periodic Cap:             1.156%
Weighted Average Gross Margin:                          6.579%  Weighted Average Lifetime Rate Cap:                   6.098%
     Range:                                   3.350% - 10.250%  Property Type:
Weighted Average Remaining Term:                           342       Single Family:                                   87.39%
     Range:                                          114 - 360       PUD:                                              3.72%
Weighted Average Seasoning:                               4.60       2-4 Family:                                       1.35%
Latest Maturity Date:                            November 2031       Condo:                                            4.63%
State Concentration (>5%):                                           Manufactured Housing:                             2.90%
     California:                                        24.45%  Occupancy Status:
     Colorado:                                           6.65%       Primary:                                         96.93%
     Texas:                                              5.02%       Investment:                                       2.45%
Weighted Average Current LTV:                           79.81%       Second Home:                                      0.61%
     Range:                                   11.91% - 100.00%  Documentation Status:
Loans with MGIC MI:                                     73.11%       Full:                                            77.93%
Originator Concentration:                                            Limited:                                         11.20%
     Wells Fargo Home Mortgage, Inc.:                   80.36%       Stated:                                           9.67%
     New Century Mortgage Corporation:                  11.70%       None                                              1.20%
     HomeStar Mortgage Services, LLC.:                   7.94%  Weighted Average Prepayment Penalty - Term:               31
First Liens:                                           100.00%  Loans with Prepay Penalties:                          90.49%
Non-Balloon Loans:                                      94.65%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                SUMMARY
                                                  GROUP I - CONFORMING MORTGAGE LOANS
Number of Mortgage Loans:                                5,713  Weighted Average FICO Score:                             599
Aggregate Principal Balance:                   $620,125,239.56  Index Type:
Conforming Principal Balance Loans:                       100%        6 Month LIBOR:                                  72.07%
Average Principal Balance:                         $108,546.34        Fixed Rate:                                     19.79%
     Range:                                        $6,986.61 -        1 Year Treasury:                                 8.15%
                                                   $341,189.13
Weighted Average Coupon:                               10.110%  Weighted Average Initial Periodic Cap:                2.841%
     Range:                                   6.500% - 14.625%  Weighted Average Subsequent Periodic Cap:             1.152%
Weighted Average Gross Margin:                          6.702%  Weighted Average Lifetime Rate Cap:                   6.094%
     Range:                                   3.350% - 10.250%  Property Type:
Weighted Average Remaining Term:                           341       Single Family:                                   86.91%
     Range:                                          114 - 360       PUD:                                              3.64%
Weighted Average Seasoning:                               4.57       2-4 Family:                                       1.41%
Latest Maturity Date:                            November 2031       Condo:                                            4.88%
State Concentration (>5%):                                           Manufactured Housing:                             3.15%
     California:                                        19.17%  Occupancy Status:
     Colorado:                                           6.52%       Primary:                                         96.74%
     Texas:                                              5.37%       Investment:                                       2.58%
Weighted Average Current LTV:                           79.95%       Second Home:                                      0.68%
     Range:                                   11.91% - 100.00%  Documentation Status:
Loans with MGIC MI:                                     71.92%       Full:                                            79.67%
Originator Concentration:                                            Limited:                                         10.49%
     Wells Fargo Home Mortgage, Inc.:                   80.13%       Stated:                                           8.72%
     New Century Mortgage Corporation:                  11.19%       None                                              1.13%
     HomeStar Mortgage Services, LLC.:                   8.68%  Weighted Average Prepayment Penalty - Term:               30
First Liens:                                           100.00%  Loans with Prepay Penalties:                          90.85%
Non-Balloon Loans:                                      94.67%


                                                            COLLATERAL TYPE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                  COLLATERAL                           NUMBER              AGGREGATE REMAINING           REMAINING
                     TYPE                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                              1,445                122,709,871.77                19.79
ARM                                                     4,268                497,415,367.79                80.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  5,713                620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------

                                                   PRINCIPAL BALANCE AT ORIGINATION
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE ORIGINAL             ORIGINAL
PRINCIPAL BALANCE AT ORIGINATION ($)              OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                          851                 31,304,196.00                 5.03
50,000.01 - 100,000.00                                  2,162                160,587,946.00                25.82
100,000.01 - 150,000.00                                 1,392                171,415,086.00                27.56
150,000.01 - 200,000.00                                   777                134,751,327.00                21.67
200,000.01 - 250,000.00                                   403                 89,771,987.00                14.44
250,000.01 - 300,000.00                                   124                 32,752,623.00                 5.27
300,000.01 - 350,000.00                                     4                  1,312,000.00                 0.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  5,713                621,895,165.00               100.00
--------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                      REMAINING PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
REMAINING PRINCIPAL BALANCE ($)                   OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                           857                31,393,945.79                  5.06
50,000.01 - 100,000.00                                   2,159               160,130,498.88                 25.82
100,000.01 - 150,000.00                                  1,394               171,430,992.89                 27.64
150,000.01 - 200,000.00                                    774               134,062,530.35                 21.62
200,000.01 - 250,000.00                                    401                89,132,426.98                 14.37
250,000.01 - 300,000.00                                    124                32,666,307.36                  5.27
300,000.01 - 350,000.00                                      4                 1,308,537.31                  0.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   5,713               620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MORTGAGE RATE (%)                                 OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                                                15                  2,446,916.39                 0.39
7.000 - 7.499                                                29                  4,407,253.50                 0.71
7.500 - 7.999                                               198                 31,046,591.98                 5.01
8.000 - 8.499                                               267                 36,687,686.80                 5.92
8.500 - 8.999                                               597                 76,716,395.66                12.37
9.000 - 9.499                                               487                 57,495,280.03                 9.27
9.500 - 9.999                                               909                106,011,527.78                17.10
10.000 - 10.499                                             695                 73,425,717.14                11.84
10.500 - 10.999                                             732                 73,723,811.74                11.89
11.000 - 11.499                                             398                 39,039,968.89                 6.30
11.500 - 11.999                                             529                 48,832,810.34                 7.87
12.000 - 12.499                                             285                 24,443,813.38                 3.94
12.500 - 12.999                                             288                 24,139,969.21                 3.89
13.000 - 13.499                                             151                 12,251,523.58                 1.98
13.500 - 13.999                                             106                  7,962,488.78                 1.28
14.000 - 14.499                                              21                  1,197,338.34                 0.19
14.500 - 14.999                                               6                    296,146.02                 0.05
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                620,125,239.56               100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                 STATE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
STATE                                             OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
California                                                 699                  118,883,554.05                 19.17
Colorado                                                   285                   40,436,425.68                  6.52
Texas                                                      364                   33,330,786.13                  5.37
Florida                                                    338                   32,902,971.62                  5.31
Minnesota                                                  248                   27,224,538.18                  4.39
Ohio                                                       290                   26,976,866.17                  4.35
Michigan                                                   290                   26,888,621.94                  4.34
Arizona                                                    273                   26,397,405.42                  4.26
Georgia                                                    219                   24,299,036.16                  3.92
Washington                                                 159                   21,495,408.49                  3.47
Illinois                                                   196                   20,394,844.09                  3.29
New Jersey                                                 144                   19,025,015.62                  3.07
Tennessee                                                  200                   15,820,609.28                  2.55
New York                                                   150                   15,377,027.60                  2.48
Massachusetts                                               87                   12,545,551.05                  2.02
Pennsylvania                                               192                   12,349,944.37                  1.99
South Carolina                                             129                   11,158,593.71                  1.80
Maryland                                                    99                   11,083,004.19                  1.79
Wisconsin                                                  127                   10,591,979.15                  1.71
North Carolina                                              91                    9,198,741.39                  1.48
Indiana                                                    115                    8,366,913.08                  1.35
Connecticut                                                 68                    7,741,517.17                  1.25
Nebraska                                                    84                    7,238,179.80                  1.17
Oregon                                                      55                    6,584,246.68                  1.06
Missouri                                                    77                    5,811,092.56                  0.94
Louisiana                                                   60                    5,345,299.33                  0.86
Kentucky                                                    51                    5,323,862.93                  0.86
Nevada                                                      45                    5,091,766.72                  0.82
Montana                                                     53                    4,542,175.36                  0.73
Virginia                                                    40                    4,364,869.99                  0.70
Utah                                                        38                    4,218,421.45                  0.68
New Mexico                                                  42                    3,839,187.43                  0.62
Mississippi                                                 49                    3,609,597.79                  0.58
Iowa                                                        44                    3,489,715.75                  0.56
New Hampshire                                               30                    3,292,867.42                  0.53
Oklahoma                                                    44                    2,952,920.09                  0.48
Idaho                                                       32                    2,938,706.23                  0.47
Rhode Island                                                26                    2,584,854.21                  0.42
Wyoming                                                     29                    2,295,991.14                  0.37
Alaska                                                      15                    1,926,003.47                  0.31
Alabama                                                     22                    1,615,809.20                  0.26
Maine                                                       14                    1,530,320.95                  0.25
Hawaii                                                      10                    1,504,945.61                  0.24
Kansas                                                      22                    1,478,104.09                  0.24
Delaware                                                     9                    1,308,170.16                  0.21
Arkansas                                                    20                    1,305,684.23                  0.21
West Virginia                                               13                    1,034,698.48                  0.17
District of Columbia                                         7                      798,563.42                  0.13
Vermont                                                      8                      781,563.15                  0.13
North Dakota                                                 5                      426,702.92                  0.07
South Dakota                                                 6                      401,564.46                  0.06
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   5,713                  620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                           MONTHS REMAINING

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTHS REMAINING                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                     4                      175,974.91                  0.03
121 - 180                                                  595                   48,410,496.34                  7.81
181 - 240                                                   11                      790,560.10                  0.13
241 - 300                                                    2                      102,594.83                  0.02
301 - 360                                                5,101                  570,645,613.38                 92.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   5,713                  620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROPERTY TYPE                                     OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                  4,996                  538,967,972.19                 86.91
Condo                                                      301                   30,273,501.95                  4.88
PUD                                                        152                   22,598,877.16                  3.64
Manufactured Housing                                       193                   19,523,489.56                  3.15
2-4 Family                                                  71                    8,761,398.70                  1.41
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   5,713                  620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                     ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
ORIGINAL LOAN-TO-VALUE RATIO (%)                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                    48                    2,406,942.15                  0.39
30.01 - 35.00                                               31                    2,038,774.82                  0.33
35.01 - 40.00                                               38                    2,699,964.34                  0.44
40.01 - 45.00                                               47                    2,532,636.84                  0.41
45.01 - 50.00                                               92                    7,905,843.13                  1.27
50.01 - 55.00                                               94                    8,096,211.29                  1.31
55.01 - 60.00                                              166                   15,076,802.19                  2.43
60.01 - 65.00                                              269                   25,035,325.91                  4.04
65.01 - 70.00                                              386                   37,712,578.74                  6.08
70.01 - 75.00                                              616                   62,487,267.68                 10.08
75.01 - 80.00                                            1,366                  157,285,123.93                 25.36
80.01 - 85.00                                            1,004                  111,207,497.65                 17.93
85.01 - 90.00                                            1,141                  135,284,348.38                 21.82
90.01 - 95.00                                              414                   50,301,922.51                  8.11
95.01 - 100.00                                               1                       54,000.00                  0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   5,713                  620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                PROGRAM

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROGRAM                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        4,681                 494,045,827.05                 79.67
Limited                                                     536                  65,022,693.04                 10.49
Stated Documentation                                        433                  54,053,303.09                  8.72
No Documentation                                             63                   7,003,416.38                  1.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                 620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                              FICO SCORE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
FICO SCORE                                        OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Not Available                                               226                  19,593,649.22                  3.16
500 - 519                                                   306                  30,822,783.76                  4.97
520 - 539                                                   531                  52,591,038.08                  8.48
540 - 559                                                   666                  68,672,701.08                 11.07
560 - 579                                                   826                  88,073,950.07                 14.20
580 - 599                                                   745                  81,632,220.99                 13.16
600 - 619                                                   713                  80,402,015.24                 12.97
620 - 639                                                   626                  70,166,955.35                 11.31
640 - 659                                                   418                  48,975,687.32                  7.90
660 - 679                                                   247                  29,633,634.19                  4.78
680 - 699                                                   151                  18,252,892.70                  2.94
700 - 719                                                   102                  11,487,149.71                  1.85
720 - 739                                                    70                   9,023,064.28                  1.46
740 - 759                                                    46                   5,741,592.76                  0.93
760 - 779                                                    24                   2,797,521.30                  0.45
780 - 799                                                    13                   1,805,181.18                  0.29
800 >=                                                        3                     453,202.33                  0.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                 620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                                PURPOSE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PURPOSE                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Purchase                                                  2,496                 283,088,437.39                 45.65
Refinance - Cashout                                       2,709                 281,417,376.88                 45.38
Refinance - Rate Term                                       508                  55,619,425.29                  8.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                 620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                           OCCUPANCY STATUS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
OCCUPANCY STATUS                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Primary                                                   5,449                 599,917,833.44                 96.74
Investment                                                  222                  16,019,390.55                  2.58
Second Home                                                  42                   4,188,015.57                  0.68
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                 620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                  MONTH YEAR OF NEXT RATE ADJUSTMENT

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTH YEAR OF NEXT RATE ADJUSTMENT                OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
2001-12                                                       1                     156,789.06                  0.03
2002-03                                                       1                      93,294.01                  0.02
2002-04                                                       3                     431,333.56                  0.09
2002-05                                                       3                     525,929.87                  0.11
2002-06                                                       2                     226,672.82                  0.05
2002-07                                                       3                     202,306.84                  0.04
2002-09                                                       8                     403,817.49                  0.08
2002-10                                                      16                     866,580.62                  0.17
2002-11                                                      11                     837,205.76                  0.17
2002-12                                                      18                   1,692,967.41                  0.34
2003-01                                                      18                   1,828,863.77                  0.37
2003-02                                                      25                   2,576,098.25                  0.52
2003-03                                                     202                  22,227,273.34                  4.47
2003-04                                                     463                  52,571,239.76                 10.57
2003-05                                                     476                  57,385,396.69                 11.54
2003-06                                                     547                  66,415,650.13                 13.35
2003-07                                                     589                  68,743,269.20                 13.82
2003-08                                                     937                 115,560,459.37                 23.23
2003-09                                                     306                  37,269,161.93                  7.49
2003-10                                                     135                  15,947,192.13                  3.21
2003-11                                                       7                     686,611.08                  0.14
2003-12                                                       7                     844,522.50                  0.17
2004-01                                                       8                     474,735.49                  0.10
2004-02                                                       4                     262,330.69                  0.05
2004-03                                                      42                   3,663,614.73                  0.74
2004-04                                                      64                   6,047,194.39                  1.22
2004-05                                                      88                   9,692,040.21                  1.95
2004-06                                                      85                   9,557,071.39                  1.92
2004-07                                                      84                   8,688,685.46                  1.75
2004-08                                                     105                  10,399,619.24                  2.09
2004-09                                                      10                   1,137,440.60                  0.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,268                 497,415,367.79                100.00
--------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                             GROSS MARGIN

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
GROSS MARGIN (%)                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
3.250 - 3.499                                                 1                      69,678.68                  0.01
3.500 - 3.749                                                 2                     496,120.18                  0.10
3.750 - 3.999                                                11                   1,353,939.52                  0.27
4.000 - 4.249                                                29                   3,667,057.66                  0.74
4.250 - 4.499                                                87                  12,168,852.50                  2.45
4.500 - 4.749                                                73                   9,177,432.75                  1.85
4.750 - 4.999                                               150                  20,288,597.84                  4.08
5.000 - 5.249                                               160                  21,459,125.77                  4.31
5.250 - 5.499                                               196                  24,753,679.44                  4.98
5.500 - 5.749                                               222                  25,989,699.86                  5.22
5.750 - 5.999                                               281                  34,271,098.77                  6.89
6.000 - 6.249                                               213                  25,537,526.91                  5.13
6.250 - 6.499                                               399                  51,753,891.57                 10.40
6.500 - 6.749                                               305                  35,107,440.12                  7.06
6.750 - 6.999                                               237                  28,980,255.45                  5.83
7.000 - 7.249                                               250                  27,741,843.55                  5.58
7.250 - 7.499                                               267                  29,734,919.11                  5.98
7.500 - 7.749                                               282                  29,382,880.25                  5.91
7.750 - 7.999                                               208                  23,276,909.36                  4.68
8.000 - 8.249                                               109                  11,229,047.32                  2.26
8.250 - 8.499                                               175                  16,379,021.18                  3.29
8.500 - 8.749                                               118                  12,430,878.65                  2.50
8.750 - 8.999                                               175                  18,819,519.15                  3.78
9.000 - 9.249                                               170                  17,913,576.59                  3.60
9.250 - 9.499                                               106                  11,360,090.31                  2.28
9.500 - 9.749                                                27                   2,734,349.63                  0.55
9.750 - 9.999                                                 7                     686,259.46                  0.14
10.000 - 10.249                                               7                     552,363.85                  0.11
10.250 - 10.499                                               1                      99,312.36                  0.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,268                 497,415,367.79                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                         MAXIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MAXIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999                                               5                     762,338.72                  0.15
13.000 - 13.499                                              16                   2,640,736.84                  0.53
13.500 - 13.999                                              94                  15,961,526.00                  3.21
14.000 - 14.499                                             160                  23,489,208.65                  4.72
14.500 - 14.999                                             389                  53,733,752.85                 10.80
15.000 - 15.499                                             350                  44,499,235.66                  8.95
15.500 - 15.999                                             677                  86,698,739.55                 17.43
16.000 - 16.499                                             529                  62,198,182.56                 12.50
16.500 - 16.999                                             578                  64,031,952.74                 12.87
17.000 - 17.499                                             335                  35,299,913.63                  7.10
17.500 - 17.999                                             467                  46,880,661.82                  9.42
18.000 - 18.499                                             237                  22,112,293.33                  4.45
18.500 - 18.999                                             227                  21,356,015.23                  4.29
19.000 - 19.499                                             115                  10,255,724.62                  2.06
19.500 - 19.999                                              71                   6,264,339.16                  1.26
20.000 - 20.499                                              15                   1,083,688.26                  0.22
20.500 - 20.999                                               2                     115,075.66                  0.02
21.000 - 21.499                                               1                      31,982.51                  0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,268                 497,415,367.79                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                         MINIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MINIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                                                 9                   1,300,551.74                  0.26
7.000 - 7.499                                                20                   3,387,374.48                  0.68
7.500 - 7.999                                               120                  20,712,726.95                  4.16
8.000 - 8.499                                               178                  25,908,849.73                  5.21
8.500 - 8.999                                               427                  58,437,770.60                 11.75
9.000 - 9.499                                               371                  47,094,294.01                  9.47
9.500 - 9.999                                               690                  86,925,982.08                 17.48
10.000 - 10.499                                             533                  61,174,663.09                 12.30
10.500 - 10.999                                             558                  60,551,174.30                 12.17
11.000 - 11.499                                             300                  31,782,529.53                  6.39
11.500 - 11.999                                             424                  41,808,989.51                  8.41
12.000 - 12.499                                             228                  21,131,962.73                  4.25
12.500 - 12.999                                             213                  19,984,721.05                  4.02
13.000 - 13.499                                             114                  10,159,002.54                  2.04
13.500 - 13.999                                              68                   6,022,577.52                  1.21
14.000 - 14.499                                              14                     972,289.95                  0.20
14.500 - 14.999                                               1                      59,907.98                  0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,268                 497,415,367.79                100.00
--------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                         INITIAL PERIODIC CAP

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
INITIAL PERIODIC CAP (%)                          OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
1                                                             5                     763,981.32                  0.15
1.5                                                         400                  50,592,759.26                 10.17
2                                                            10                   1,432,651.90                  0.29
3                                                         3,853                 444,625,975.31                 89.39
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,268                 497,415,367.79                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                        ORIGINATING INSTITUTION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
ORIGINATING INSTITUTION                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo                                               4,583                 496,916,219.21                 80.13
New Century                                                 604                  69,365,602.34                 11.19
Home Star                                                   526                  53,843,418.01                  8.68
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    5,713                 620,125,239.56                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                SUMMARY
                                               GROUP II - NON-CONFORMING MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                     352  Weighted Average FICO Score:                           621
Aggregate Principal Balance:                      $119,014,412.37  Index Type:
Conforming Principal Balance Loans:                         0.00%        6 Month LIBOR:                                75.21%
Average Principal Balance:                            $338,109.13        Fixed Rate:                                   16.01%
     Range:                             $272,899.65 - $568,705.80        1 Year Treasury:                               8.79%
Weighted Average Coupon:                                   9.172%  Weighted Average Initial Periodic Cap:              2.785%
     Range:                                      6.000% - 13.250%  Weighted Average Subsequent Periodic Cap:           1.172%
Weighted Average Gross Margin:                             5.968%  Weighted Average Lifetime Rate Cap:                 6.122%
     Range:                                       3.750% - 9.000%  Property Type:
Weighted Average Remaining Term:                              344       Single Family:                                 89.88%
     Range:                                             171 - 359       PUD:                                            4.14%
Weighted Average Seasoning:                                  4.76       2-4 Family:                                     1.02%
Latest Maturity Date:                                October 2031       Condo:                                          3.34%
State Concentration (>5%):                                              Manufactured Housing:                           1.62%
     California:                                           51.98%  Occupancy Status:
     Colorado:                                              7.35%       Primary:                                       97.94%
                                                                        Investment:                                     1.77%
Weighted Average Current LTV:                              79.05%       Second Home:                                    0.29%
     Range:                                       31.26% - 94.92%  Documentation Status:
Loans with MGIC MI:                                        79.28%       Full:                                          68.88%
Originator Concentration:                                               Limited:                                       14.91%
     Wells Fargo Home Mortgage, Inc.:                      81.58%       Stated:                                        14.61%
     New Century Mortgage Corporation:                     14.35%       None                                            1.60%
     HomeStar Mortgage Services, LLC.:                      4.07%  Weighted Average Prepayment Penalty-Term:               31
First Liens:                                              100.00%  Loans with Prepay Penalties:                        88.61%
Non-Balloon Loans:                                         94.52%
-------------------------------------------------------------------------------------------------------------------------------


                                                            COLLATERAL TYPE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                  COLLATERAL                           NUMBER              AGGREGATE REMAINING           REMAINING
                     TYPE                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                  58                   19,049,594.82               16.01
ARM                                                        294                   99,964,817.55               83.99
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37              100.00
--------------------------------------------------------------------------------------------------------------------------


                                                   PRINCIPAL BALANCE AT ORIGINATION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE ORIGINAL             ORIGINAL
PRINCIPAL BALANCE AT ORIGINATION ($)              OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                                    118                   34,017,573.00               28.50
300,000.01 - 350,000.00                                    112                   36,625,975.00               30.68
350,000.01 - 400,000.00                                     89                   33,738,319.00               28.27
400,000.01 - 450,000.00                                     19                    8,060,981.00                6.75
450,000.01 - 500,000.00                                     11                    5,273,000.00                4.42
500,000.01 - 550,000.00                                      2                    1,077,700.00                0.90
550,000.01 - 600,000.00                                      1                      570,500.00                0.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,364,048.00              100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                      REMAINING PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
REMAINING PRINCIPAL BALANCE ($)                   OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
250,000.01 - 300,000.00                                    119                   34,215,542.65               28.75
300,000.01 - 350,000.00                                    111                   36,225,045.21               30.44
350,000.01 - 400,000.00                                     89                   33,642,014.41               28.27
400,000.01 - 450,000.00                                     19                    8,041,925.09                6.76
450,000.01 - 500,000.00                                     11                    5,254,573.78                4.42
500,000.01 - 550,000.00                                      2                    1,066,605.43                0.90
550,000.01 - 600,000.00                                      1                      568,705.80                0.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37              100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MORTGAGE RATE (%)                                 OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                                1                      341,344.86                0.29
6.500 - 6.999                                                2                      617,132.64                0.52
7.000 - 7.499                                                8                    2,711,171.07                2.28
7.500 - 7.999                                               47                   16,247,843.32               13.65
8.000 - 8.499                                               40                   13,582,696.00               11.41
8.500 - 8.999                                               72                   24,701,079.96               20.75
9.000 - 9.499                                               42                   14,160,267.83               11.90
9.500 - 9.999                                               64                   21,790,301.15               18.31
10.000 - 10.499                                             22                    7,546,339.16                6.34
10.500 - 10.999                                             33                   10,999,381.44                9.24
11.000 - 11.499                                              8                    2,443,529.95                2.05
11.500 - 11.999                                              9                    2,691,180.20                2.26
12.000 - 12.499                                              2                      599,156.17                0.50
12.500 - 12.999                                              1                      281,436.41                0.24
13.000 - 13.499                                              1                      301,552.21                0.25
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37              100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                 STATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
STATE                                             OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
California                                                 185                   61,861,143.68                 51.98
Colorado                                                    25                    8,746,112.49                  7.35
Minnesota                                                   11                    3,925,732.93                  3.30
Maryland                                                    12                    3,890,385.62                  3.27
Georgia                                                     12                    3,886,612.37                  3.27
New Jersey                                                  11                    3,886,149.33                  3.27
Illinois                                                    12                    3,874,678.15                  3.26
Texas                                                       10                    3,757,559.14                  3.16
Washington                                                   9                    3,073,607.01                  2.58
Massachusetts                                                8                    2,975,152.89                  2.50
New York                                                     7                    2,366,177.49                  1.99
Nevada                                                       6                    2,048,967.11                  1.72
Ohio                                                         6                    1,845,368.93                  1.55
Florida                                                      5                    1,607,668.40                  1.35
Arizona                                                      4                    1,562,918.98                  1.31
Connecticut                                                  4                    1,234,919.43                  1.04
Virginia                                                     4                    1,213,612.53                  1.02
New Mexico                                                   3                      926,230.48                  0.78
Oregon                                                       2                      709,170.15                  0.60
South Carolina                                               2                      696,943.57                  0.59
Michigan                                                     2                      647,483.63                  0.54
Utah                                                         2                      644,082.41                  0.54
Pennsylvania                                                 1                      497,834.08                  0.42
Missouri                                                     1                      454,141.43                  0.38
Louisiana                                                    1                      418,557.19                  0.35
Maine                                                        1                      359,022.24                  0.30
Montana                                                      1                      348,737.64                  0.29
District of Columbia                                         1                      331,879.71                  0.28
Wisconsin                                                    1                      324,595.75                  0.27
North Carolina                                               1                      312,450.87                  0.26
Wyoming                                                      1                      307,780.08                  0.26
Indiana                                                      1                      278,736.66                  0.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                           MONTHS REMAINING

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTHS REMAINING                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
121 - 180                                                   23                    7,636,027.96                  6.42
301 - 360                                                  329                  111,378,384.41                 93.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROPERTY TYPE                                     OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    316                  106,972,726.77                 89.88
PUD                                                         15                    4,929,908.18                  4.14
Condo                                                       12                    3,971,451.24                  3.34
Manufactured Housing                                         6                    1,926,777.01                  1.62
2-4 Family                                                   3                    1,213,549.17                  1.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                     ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
ORIGINAL LOAN-TO-VALUE RATIO (%)                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                                1                      312,604.85                  0.26
35.01 - 40.00                                                1                      547,099.26                  0.46
40.01 - 45.00                                                1                      373,778.74                  0.31
45.01 - 50.00                                                7                    2,280,090.40                  1.92
50.01 - 55.00                                                9                    3,624,404.36                  3.05
55.01 - 60.00                                                7                    2,380,978.85                  2.00
60.01 - 65.00                                               15                    4,693,225.18                  3.94
65.01 - 70.00                                               25                    8,860,861.29                  7.45
70.01 - 75.00                                               41                   13,992,329.53                 11.76
75.01 - 80.00                                               98                   32,680,311.93                 27.46
80.01 - 85.00                                               45                   15,531,010.63                 13.05
85.01 - 90.00                                               65                   21,922,148.07                 18.42
90.01 - 95.00                                               37                   11,815,569.28                  9.93
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                                PROGRAM

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROGRAM                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                         243                   81,974,331.35                 68.88
Limited                                                     53                   17,746,443.53                 14.91
Stated Documentation                                        51                   17,390,683.11                 14.61
No Documentation                                             5                    1,902,954.38                  1.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                              FICO SCORE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
FICO SCORE                                        OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Not Available                                                6                    1,922,104.81                  1.62
520 - 539                                                   15                    5,077,557.22                  4.27
540 - 559                                                   20                    6,276,153.47                  5.27
560 - 579                                                   40                   12,600,945.76                 10.59
580 - 599                                                   55                   18,706,256.94                 15.72
600 - 619                                                   53                   17,917,015.02                 15.05
620 - 639                                                   59                   20,675,423.61                 17.37
640 - 659                                                   35                   12,031,435.07                 10.11
660 - 679                                                   24                    8,212,721.40                  6.90
680 - 699                                                   18                    6,078,533.03                  5.11
700 - 719                                                   12                    4,204,673.04                  3.53
720 - 739                                                    6                    2,005,168.36                  1.68
740 - 759                                                    7                    2,556,327.17                  2.15
760 - 779                                                    2                      750,097.47                  0.63
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------


                                                                PURPOSE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PURPOSE                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        165                   55,532,477.38                 46.66
Purchase                                                   159                   53,876,703.88                 45.27
Refinance - Rate Term                                       28                    9,605,231.11                  8.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                  119,014,412.37                100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                           OCCUPANCY STATUS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
OCCUPANCY STATUS                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Primary                                                    345                 116,556,797.30                  97.94
Investment                                                   6                   2,110,338.38                   1.77
Second Home                                                  1                     347,276.69                   0.29
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     352                 119,014,412.37                 100.00
--------------------------------------------------------------------------------------------------------------------------


                                                  MONTH YEAR OF NEXT RATE ADJUSTMENT

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTH YEAR OF NEXT RATE ADJUSTMENT                OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
2002-04                                                      2                     689,518.52                   0.69
2002-10                                                      1                     298,572.09                   0.30
2002-11                                                      1                     282,298.07                   0.28
2003-01                                                      5                   1,896,980.81                   1.90
2003-02                                                      1                     547,099.26                   0.55
2003-03                                                     15                   5,171,993.79                   5.17
2003-04                                                     30                  10,264,607.13                  10.27
2003-05                                                     41                  13,946,995.07                  13.95
2003-06                                                     33                  10,879,478.58                  10.88
2003-07                                                     38                  12,949,713.39                  12.95
2003-08                                                     81                  27,542,996.42                  27.55
2003-09                                                     13                   4,315,239.22                   4.32
2003-10                                                      5                   1,757,416.88                   1.76
2004-03                                                      2                     604,789.98                   0.61
2004-04                                                      4                   1,260,261.02                   1.26
2004-05                                                      5                   1,697,497.17                   1.70
2004-06                                                      5                   1,747,910.37                   1.75
2004-07                                                      6                   2,212,101.07                   2.21
2004-08                                                      6                   1,899,348.71                   1.90
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     294                  99,964,817.55                 100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                             GROSS MARGIN

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
GROSS MARGIN (%)                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
3.750 - 3.999                                                5                   1,826,317.83                   1.83
4.000 - 4.249                                                6                   2,406,684.40                   2.41
4.250 - 4.499                                               11                   3,425,340.46                   3.43
4.500 - 4.749                                               10                   3,750,643.23                   3.75
4.750 - 4.999                                               25                   8,586,383.29                   8.59
5.000 - 5.249                                               17                   6,296,419.17                   6.30
5.250 - 5.499                                               21                   6,927,150.56                   6.93
5.500 - 5.749                                               20                   7,298,696.81                   7.30
5.750 - 5.999                                               20                   6,878,204.81                   6.88
6.000 - 6.249                                               19                   6,412,972.55                   6.42
6.250 - 6.499                                               43                  14,796,767.56                  14.80
6.500 - 6.749                                               30                  10,005,686.47                  10.01
6.750 - 6.999                                               17                   5,656,477.65                   5.66
7.000 - 7.249                                               18                   5,602,860.67                   5.60
7.250 - 7.499                                                7                   2,281,148.05                   2.28
7.500 - 7.749                                                6                   1,980,529.14                   1.98
7.750 - 7.999                                                4                   1,256,978.22                   1.26
8.000 - 8.249                                                3                     997,882.93                   1.00
8.250 - 8.499                                                5                   1,502,525.86                   1.50
8.500 - 8.749                                                3                     864,219.76                   0.86
8.750 - 8.999                                                2                     632,392.12                   0.63
9.000 - 9.249                                                2                     578,536.01                   0.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     294                  99,964,817.55                 100.00
--------------------------------------------------------------------------------------------------------------------------


                                                         MAXIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MAXIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999                                              1                     299,250.62                   0.30
13.000 - 13.499                                              4                   1,439,558.81                   1.44
13.500 - 13.999                                             25                   8,602,379.81                   8.61
14.000 - 14.499                                             27                   9,428,402.97                   9.43
14.500 - 14.999                                             56                  19,533,048.16                  19.54
15.000 - 15.499                                             40                  13,677,119.60                  13.68
15.500 - 15.999                                             61                  20,515,070.23                  20.52
16.000 - 16.499                                             25                   8,550,329.10                   8.55
16.500 - 16.999                                             33                  11,039,515.51                  11.04
17.000 - 17.499                                              7                   2,141,887.51                   2.14
17.500 - 17.999                                             12                   3,857,662.65                   3.86
18.000 - 18.499                                              2                     599,156.17                   0.60
18.500 - 18.999                                              1                     281,436.41                   0.28
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     294                  99,964,817.55                 100.00
--------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                         MINIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MINIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                                1                     341,344.86                 0.34
6.500 - 6.999                                                2                     617,132.64                 0.62
7.000 - 7.499                                                5                   1,802,735.83                 1.80
7.500 - 7.999                                               30                  10,532,748.70                10.54
8.000 - 8.499                                               30                  10,512,737.79                10.52
8.500 - 8.999                                               61                  20,924,693.37                20.93
9.000 - 9.499                                               39                  13,241,406.55                13.25
9.500 - 9.999                                               55                  18,737,721.60                18.74
10.000 - 10.499                                             21                   7,197,185.45                 7.20
10.500 - 10.999                                             31                  10,343,450.47                10.35
11.000 - 11.499                                              7                   2,141,887.51                 2.14
11.500 - 11.999                                              9                   2,691,180.20                 2.69
12.000 - 12.499                                              2                     599,156.17                 0.60
12.500 - 12.999                                              1                     281,436.41                 0.28
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     294                  99,964,817.55               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                         INITIAL PERIODIC CAP

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
INITIAL PERIODIC CAP (%)                          OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
1                                                            1                     359,022.24                 0.36
1.5                                                         38                  13,422,926.08                13.43
2                                                            2                     689,518.52                 0.69
3                                                          253                  85,493,350.71                85.52
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     294                  99,964,817.55               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                        ORIGINATING INSTITUTION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
ORIGINATING INSTITUTION                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo                                                 288                 97,093,082.11                81.58
New Century                                                  49                 17,082,064.65                14.35
Home Star                                                    15                  4,839,265.61                 4.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      352                119,014,412.37               100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                             BOND SUMMARY
                                                               (TO CALL)

------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-1
                                           CPR              0%            15%             28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.503          2.503           2.503           2.503           2.503
Ave Life                                                20.148          5.027           2.593           1.979           1.408
Mod Dur                                                 15.421          4.552           2.463           1.903           1.370
Window                                              12/01-6/30    12/01-12/14      12/01-9/08      12/01-2/07      12/01-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.533           2.533          2.533           2.533           2.533
Ave Life                                                19.879           5.010          2.588           1.976           1.407
Mod Dur                                                 15.199           4.532          2.457           1.899           1.368
Window                                              12/01-6/30     12/01-12/14     12/01-9/08      12/01-2/07      12/01-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-IO
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)                               5.000           5.000          5.000           5.000           5.000
Ave Life                                                 1.980           1.980          1.980           1.980           1.980
Mod Dur                                                  1.114           1.114          1.114           1.114           1.114
Window                                              11/02-8/04      11/02-8/04     11/02-8/04      11/02-8/04      11/02-8/04
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-1
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.009           3.009          3.009           3.009           3.009
Ave Life                                                26.348           8.631          4.634           3.900           3.519
Mod Dur                                                 18.138           7.486          4.298           3.672           3.338
Window                                               4/24-6/30     12/05-12/14     12/04-9/08       1/05-2/07       2/05-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.515           3.515          3.515           3.515           3.515
Ave Life                                                26.291           8.436          4.509           3.768           3.306
Mod Dur                                                 17.069           7.173          4.133           3.513           3.116
Window                                               4/24-6/30     12/05-12/14     12/04-9/08      12/04-2/07       1/05-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-3
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  4.176           4.176          4.176           4.176           4.176
Ave Life                                                25.315           6.698          3.661           3.224           3.100
Mod Dur                                                 15.512           5.764          3.369           3.000           2.894
Window                                               4/24-8/29      12/05-3/12     12/04-3/07      12/04-1/06      12/04-1/05
------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                             BOND SUMMARY
                                                             (TO MATURITY)

------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-1
                                           CPR              0%            15%             28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.503          2.519           2.525           2.526           2.527
Ave Life                                                20.197          5.415           2.834           2.168           1.545
Mod Dur                                                 15.445          4.815           2.658           2.064           1.491
Window                                              12/01-6/31     12/01-7/27      12/01-2/17     12/01-11/13      12/01-8/10
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.534           2.551          2.557           2.559           2.560
Ave Life                                                19.924           5.390          2.827           2.164           1.542
Mod Dur                                                 15.221           4.788          2.650           2.059           1.488
Window                                              12/01-6/31      12/01-5/27     12/01-2/17     12/01-11/13      12/01-8/10
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-IO
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)                               5.000           5.000          5.000           5.000           5.000
Ave Life                                                 1.980           1.980          1.980           1.980           1.980
Mod Dur                                                  1.114           1.114          1.114           1.114           1.114
Window                                              11/02-8/04      11/02-8/04     11/02-8/04      11/02-8/04      11/02-8/04
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-1
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.009           3.022          3.027           3.026           3.023
Ave Life                                                26.415           9.037          4.886           4.098           3.660
Mod Dur                                                 18.167           7.753          4.500           3.838           3.462
Window                                               4/24-1/31      12/05-3/19     12/04-4/11       1/05-2/09       2/05-2/07
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.515           3.517          3.518           3.518           3.517
Ave Life                                                26.295           8.468          4.529           3.784           3.317
Mod Dur                                                 17.070           7.193          4.148           3.526           3.125
Window                                               4/24-8/30     12/05-12/15     12/04-4/09      12/04-7/07       1/05-1/06
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-3
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  4.176           4.176          4.176           4.176           4.176
Ave Life                                                25.315           6.698          3.661           3.224           3.100
Mod Dur                                                 15.512           5.764          3.369           3.000           2.894
Window                                               4/24-8/29      12/05-3/12     12/04-3/07      12/04-1/06      12/04-1/05
------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                         IO SENSITIVITY TABLE

--------------------------------------------------------------------------------------------------------------------------------
Bond Class: IO
                           CPR         50%         55%         57%         58%         59%          60%         61%         62%
--------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)           5.000       5.000       5.000       3.570       2.065        0.482       0.357      -1.488
Ave Life                             1.980       1.980       1.980       1.947       1.913        1.880       1.877       1.841
Mod Dur                              1.114       1.114       1.114       1.104       1.094        1.085       1.085       1.076
Window                          11/02-8/04  11/02-8/04  11/02-8/04  11/02-7/04  11/02-6/04   11/02-5/04  11/02-5/04  11/02-4/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
IO Notional Balance Schedule
IO Coupon                                                           6.00%
                Month                   Payment Date
                -----                   ------------
                  1                       12/20/01            184,785,000
                  2                       1/20/2002           184,785,000
                  3                       2/20/2002           184,785,000
                  4                       3/20/2002           184,785,000
                  5                       4/20/2002           184,785,000
                  6                       5/20/2002           184,785,000
                  7                       6/20/2002           184,785,000
                  8                       7/20/2002           184,785,000
                  9                       8/20/2002           184,785,000
                 10                       9/20/2002           184,785,000
                 11                      10/20/2002           184,785,000
                 12                      11/20/2002           184,785,000
                 13                      12/20/2002           125,655,000
                 14                       1/20/2003           125,655,000
                 15                       2/20/2003           125,655,000
                 16                       3/20/2003           125,655,000
                 17                       4/20/2003           125,655,000
                 18                       5/20/2003           125,655,000
                 19                       6/20/2003           125,655,000
                 20                       7/20/2003           125,655,000
                 21                       8/20/2003           125,655,000
                 22                       9/20/2003           125,655,000
                 23                      10/20/2003           125,655,000
                 24                      11/20/2003           125,655,000
                 25                      12/20/2003            73,915,000
                 26                       1/20/2004            73,915,000
                 27                       2/20/2004            73,915,000
                 28                       3/20/2004            73,915,000
                 29                       4/20/2004            73,915,000
                 30                       5/20/2004            73,915,000
                 31                       6/20/2004            73,915,000
                 32                       7/20/2004            73,915,000
                 33                       8/20/2004            73,915,000
           34 & thereafter                9/20/2004                     0
--------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                       NET WAC PASS-THROUGH RATE

----------------- ---------------------------------------------- -------------------------------------------------------------
                  Assumes that the 6 M LIBOR stays at 2.09%      Assumes that the 6 M LIBOR and 1 year Treasury rate
                  and the 1 year Treasury rate stays at 1.97%    instantaneously increase to a level beyond the
                  and the collateral is run at 28% CPR to call.  highest maximum obtainable rate on the Mortgage
                                                                 Loans and the collateral is run at 28% CPR to call.
----------------- ---------------------------------------------- -------------------------------------------------------------
      12/20/2001                                          6.957                                                         6.957
       1/20/2002                                          6.692                                                         6.692
       2/20/2002                                          6.649                                                         6.650
       3/20/2002                                          7.314                                                         7.314
       4/20/2002                                          6.561                                                         6.562
       5/20/2002                                          6.733                                                         6.735
       6/20/2002                                          6.468                                                         6.474
       7/20/2002                                          6.634                                                         6.639
       8/20/2002                                          6.370                                                         6.375
       9/20/2002                                          6.318                                                         6.324
      10/20/2002                                          6.474                                                         6.480
      11/20/2002                                          6.211                                                         6.217
      12/20/2002                                          7.031                                                         7.038
       1/20/2003                                          6.765                                                         6.772
       2/20/2003                                          6.725                                                         6.732
       3/20/2003                                          7.400                                                         7.407
       4/20/2003                                          6.641                                                         6.648
       5/20/2003                                          6.818                                                         6.826
       6/20/2003                                          6.553                                                         6.564
       7/20/2003                                          6.723                                                         8.644
       8/20/2003                                          6.459                                                         8.446
       9/20/2003                                          6.410                                                         8.398
      10/20/2003                                          6.571                                                         8.626
      11/20/2003                                          6.308                                                         8.297
      12/20/2003                                          7.284                                                         9.340
       1/20/2004                                          7.017                                                         9.697
       2/20/2004                                          6.984                                                         9.716
       3/20/2004                                          7.429                                                        10.350
       4/20/2004                                          6.915                                                         9.648
       5/20/2004                                          7.108                                                         9.936
       6/20/2004                                          6.842                                                         9.590
       7/20/2004                                          7.030                                                        10.816
       8/20/2004                                          6.764                                                        10.481
      9/20/2004                                          8.185                                                        11.903
     10/20/2004                                          8.458                                                        12.300
     11/20/2004                                          8.185                                                        11.905
     12/20/2004                                          8.458                                                        12.302
      1/20/2005                                          8.185                                                        12.596
      2/20/2005                                          8.185                                                        12.649
      3/20/2005                                          9.062                                                        14.010
      4/20/2005                                          8.185                                                        12.655



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                                                 NET WAC PASS-THROUGH RATE (CONTINUED)

----------------- ---------------------------------------------- -------------------------------------------------------------
                  Assumes that the 6 M LIBOR stays at 2.09%      Assumes that the 6 M LIBOR and 1 year Treasury rate
                  and the 1 year Treasury rate stays at 1.97%    instantaneously increase to a level beyond the
                  and the collateral is run at 28% CPR to call.  highest maximum obtainable rate on the Mortgage
                                                                 Loans and the collateral is run at 28% CPR to call.
----------------- ---------------------------------------------- -------------------------------------------------------------
      05/20/2005                                          8.458                                                        13.077
      06/20/2005                                          8.185                                                        12.661
      07/20/2005                                          8.458                                                        13.315
      08/20/2005                                          8.186                                                        12.896
      09/20/2005                                          8.186                                                        12.901
      10/20/2005                                          8.458                                                        13.331
      11/20/2005                                          8.186                                                        12.902
      12/20/2005                                          8.459                                                        13.333
       1/20/2006                                          8.186                                                        12.904
       2/20/2006                                          8.186                                                        12.905
       3/20/2006                                          9.063                                                        14.293
       4/20/2006                                          8.186                                                        12.911
       5/20/2006                                          8.459                                                        13.342
       6/20/2006                                          8.186                                                        12.915
       7/20/2006                                          8.459                                                        13.424
       8/20/2006                                          8.186                                                        12.992
       9/20/2006                                          8.186                                                        12.996
      10/20/2006                                          8.459                                                        13.430
      11/20/2006                                          8.186                                                        12.998
      12/20/2006                                          8.459                                                        13.432
       1/20/2007                                          8.186                                                        13.000
       2/20/2007                                          8.186                                                        13.001
       3/20/2007                                          9.063                                                        14.395
       4/20/2007                                          8.186                                                        13.003
       5/20/2007                                          8.459                                                        13.437
       6/20/2007                                          8.186                                                        13.005
       7/20/2007                                          8.459                                                        13.439
       8/20/2007                                          8.186                                                        13.007
       9/20/2007                                          8.186                                                        13.008
      10/20/2007                                          8.459                                                        13.443
      11/20/2007                                          8.187                                                        13.010
      12/20/2007                                          8.459                                                        13.445
       1/20/2008                                          8.187                                                        13.012
       2/20/2008                                          8.187                                                        13.013
       3/20/2008                                          8.751                                                        13.912
       4/20/2008                                          8.187                                                        13.015
       5/20/2008                                          8.460                                                        13.450
       6/20/2008                                          8.187                                                        13.017
       7/20/2008                                          8.460                                                        13.453
       8/20/2008                                          8.187                                                        13.020
       9/20/2008                                          8.187                                                        13.021
----------------- ---------------------------------------------- -------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                           DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


DEUTSCHE BANC ALEX. BROWN'S ASSET BACKED SECURITIES GROUP
---------------------------------------------------------


Nita Cherry                                          212-469-7773
Michael Commaroto                                    212-469-3114
Steve Katz                                           212-469-3116
Paul Mangione                                        212-469-5786
Ted Hsueh                                            212-469-6997
Ryan Stark                                           212-469-8473
Elizabeth Shen                                       212-469-7869








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.